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                                                                    EXHIBIT 10.2

                               AMENDMENT AGREEMENT

            This Amendment Agreement ("Agreement") is entered into by and between Charles E. Fioretti ("Fioretti") and Mannatech, Incorporated ("Company") as of this 24th day of September, 2001, and is in partial amendment of that certain Standstill Agreement entered into by and between Fioretti and Company, effective August 8, 2000, the terms and conditions of which are incorporated by reference herein and as indicated and attached hereto as Exhibit "A" (the "Standstill Agreement").

                                   WITNESSETH

            WHEREAS, Fioretti, as of September 26, 2001 is the holder of 4,190,848 shares of Company common stock, $.0001 par value per share (the "Common Stock");

            WHEREAS, under the terms of the Standstill Agreement and in accordance with Paragraph 3 thereof, Fioretti has transferred the Sale Shares, as therein defined, to the Company and received the Purchase Price therefrom and in consideration thereof, Fioretti also agreed to abide by the terms of paragraph 6(a) - ("Lock Up Agreement");

            WHEREAS, Fioretti has received a bona fide, good faith offer from J. Stanley Fredrick ("Purchaser") for the purchase of 3,500,000 shares of Common Stock and a right of first refusal for all remaining Common Stock (collectively, the "Offered Shares) for good and valuable consideration and has heretofore notified the Company of the same in accordance with Paragraph 6(b) of the Standstill Agreement;

            WHEREAS, the Company has no good faith interest in pursuing the purchase of Offered Shares and is desirous of discharging the Lock-Up Agreement for the sole purpose of allowing the transaction between Fioretti and Purchaser as contemplated hereby to occur;

            NOW THEREFORE, in consideration of the agreements and obligations as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AMENDMENT

      1. Contingent upon the purchase of the Offered Shares by Purchaser and under the conditions and in the amount as heretofore disclosed to the Company, and as a material inducement and upon which the Company relies upon entering this transaction, the Company does hereby agree to release Fioretti from the Lock-Up Agreement provision for the sole purpose of facilitating closing the transaction between the Purchaser and Fioretti has herein described.
      2. The Parties mutually agree that each shall discharge the other of the obligation for Fioretti to sell and Company to purchase the "Sale Shares" as defined in the Standstill Agreement and in accordance with Paragraph 3 thereof.
      3. The foregoing notwithstanding, this modification shall become null and void in the event that closing of the transaction between Fioretti and Purchaser fails to occur by September 30, 2001, 5:00 p.m. CDT.
      4. In all other things except the foregoing amendments, all of the terms and conditions of the Standstill Agreement and any Amendments thereto shall continue to remain in full force and effect.
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      5.    Nothing contained herein shall be deemed to alter, amend or modify any payment obligations, terms or conditions under the Renewal and Extension Promissory Note dated February 17, 1999 or any amendments thereof.
      6. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above.


      /s/ Charles E. Fioretti
      ---------------------------------
      Charles E. Fioretti


      MANNATECH, INCORPORATED
      A Texas corporation


      By: /s/Stephen D. Fenstermacher
          -----------------------------
          Stephen D. Fenstermacher
      Its:Chief Financial Officer